SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 26, 2004

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

           On February 26, 2004 Hancock Holding Company issued a press release reporting that it has declared a two-for-one stock split in the form of a 100% common stock dividend.  A copy of the press release is filed as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated February 26, 2004, headed "Hancock Holding
                             Company announces stock split"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2004
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                For More Information
February 26, 2004                    George A. Schloegel, Chief Executive Officer
                                     Carl J. Chaney, Chief Financial Officer
                                     Paul D. Guichet, Vice President, Investor Relations
                                     800.522.6542 or 228.214.5242
-------------------------------------------------------------------------------------------------------------------

                                        Hancock Holding Company announces stock split

     GULFPORT,  MS  (February  26,  2004) - The Board of  Directors  of  Hancock  Holding  Company  has  declared a two-for-one  stock split in the form of a 100% common stock dividend.  The additional  shares will be payable March
18, 2004, to shareholders of record at the close of business on March 8, 2004.

     As a result of the stock  split,  shareholders  of record will  receive one  additional  share for every share held; and cash instead of any fractional shares.

     "In order for investors to have easier  access to obtaining an interest in Hancock  Holding  Company,  a stock split of this type  achieves  that  goal.  An added  benefit is that we  believe  this  stock  split will help make
Hancock  Holding  Company stock more  marketable as our company  continues to grow," said Hancock  Holding  Company
Chief Executive Officer George A. Schloegel.

     Hancock  Holding  Company  (NASDAQ:  HBHC) has assets of $4.2  billion.  Century-old  Hancock Bank ranks among the top 4.6% of America's  financial  institutions  for financial  strength and  stability,  according to Veribanc,
Inc.,  and has  consistently  received a  BauerFinancial,  Inc.,  five-star  superior  rating (the  highest  rating possible).  Hancock Bank operates 102 full-service  offices and more than 140 automated teller machines  throughout
South  Mississippi and Louisiana as well as subsidiaries  Hancock  Investment  Services,  Inc.,  Hancock  Insurance
Agency, Hancock Mortgage Corporation, Harrison Finance Company and Magna Insurance Company.

     Additional   corporate   information   and  on-line   banking  and  bill  pay   services   are   available  at
www.hancockbank.com.

    "SAFE HARBOR" STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the
    Private  Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information about  companies'  anticipated  future  financial  performance.  This act  provides a safe  harbor for such disclosure,  which protects the companies from unwarranted  litigation if actual results are different from management  expectations.  This release  contains  forward-looking  statements  and  reflects  management's current views and estimates of future economic  circumstances,  industry  conditions,  Company performance, and  financial  results.  These  forward-looking  statements  are  subject  to  a  number  of  factors  and uncertainties  which could cause the Company's actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.